                                                                      Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                   of a Trustee Pursuant to Section 305(b)(2)

                       STATE STREET BANK AND TRUST COMPANY
               (Exact name of trustee as specified in its charter)


             Massachusetts                                     04-1867445
   (Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national bank)                  Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip code)

       John R. Towers, Esq. Senior Vice President and Corporate Secretary
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
            (Name, address and telephone number of agent for service)

XTRA CORPORATION                  XTRA, INC.                 XTRA MISSOURI, INC.

               (Exact name of obligor as specified in its charter)

Delaware                            Maine                              Delaware

         (State or other jurisdiction of incorporation or organization)

c/o X-L-CO, Inc.               c/o X-L-Co., Inc.               8 Victory Lane
60 State Street                60 State Street                 Liberty, MO 64068
Boston, MA 02110               Boston, MA 02110

               (Address of principal executive offices) (Zip code)

06-0954158                        01-0346274                       43-1689298

                      (I.R.S. Employer Identification No.)

                                   ---------

                          DEBT SECURITIES OF XTRA, INC.
                         GUARANTEES OF XTRA CORPORATION
                        GUARANTEES OF XTRA MISSOURI, INC.
                         (Title of indenture securities)

                                     GENERAL

ITEM 1.         GENERAL INFORMATION.

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

        (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                The trustee is authorized to exercise corporate trust powers.

ITEM 2.         AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                None of the obligors is an affiliate of the trustee or of its parent, State Street Boston Corporation.

                (See Note on page 6.)

ITEM 3.         VOTING SECURITIES OF THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                            As of: November 15, 1995

            Col. A                                           Col. B

        Title of Class                                  Amount outstanding

                                 Not applicable.

ITEM 4.         TRUSTEESHIPS UNDER OTHER INDENTURES.

        IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

        (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                Not applicable.

        (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                Not applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

        IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                Not applicable.

ITEM 6.         VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
                OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR:

                                       As of:  November 15, 1995
Col. A               Col. B                      Col. C                       Col. D
Name of             Title of                  Amount owned                 Percentage of
 owner                class                   beneficially               voting securities
                                                                           represented by
                                                                          amount given in
                                                                              Col. C
                                             Not applicable.

ITEM 7.         VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
                OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

                                            As of:  November 15, 1995
Col. A               Col. B                      Col. C                                     Col. D
Name of             Title of                  Amount owned                               Percentage of
 owner                class                   beneficially                             voting securities
                                                                                        represented by
                                                                                        amount given in
                                                                                             Col. C
                                             Not applicable.

ITEM 8.         SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

                                             As of:  November 15, 1995
 Col. A               Col. B                          Col. C                                 Col. D
Title of              Whether                      Amount owned                            Percent of
  class           the securities                   beneficially                           class repre-
                   are voting or                    or held as                              sented by
                    non-voting                  collateral security                       amount given
                    securities                    for obligations                           in Col. C
                                                    in default

                                                  Not applicable.

ITEM 9.         SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                                             As of:  November 15, 1995
 Col. A               Col. B                          Col. C                                 Col. D
Title of              Amount                       Amount owned                            Percent of
 issuer             outstanding                    beneficially                         class represented
and title                                           or held as                              by amount
of class                                        collateral security                      given in Col. C
                                                for obligations in
                                                default by trustee

                                                  Not applicable.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

                                             As of:  November 15, 1995
 Col. A               Col. B                          Col. C                                 Col. D
Title of              Amount                       Amount owned                            Percent of
 issuer             outstanding                    beneficially                         class represented
and title                                           or held as                              by amount
of class                                        collateral security                      given in Col. C
                                                for obligations in
                                                default by trustee

                                                  Not applicable.


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


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                                             As of:  November 15, 1995
 Col. A               Col. B                          Col. C                                 Col. D
Title of              Amount                       Amount owned                            Percent of
 issuer             outstanding                    beneficially                         class represented
and title                                           or held as                              by amount
of class                                        collateral security                      given in Col. C
                                                for obligations in
                                                default by trustee

                                                  Not applicable.

ITEM 12.        INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

        EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                                                     As of:  November 15, 1995
                               Col. A                             Col. B                             Col. C
                              Nature of                           Amount                            Date due
                            indebtedness                        outstanding

                                                              Not applicable.

ITEM 13.        DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                Not applicable.

        (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS A TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                To the best of the knowledge of the Trustee, there has not been a default under any such indenture or series.

ITEM 14.        AFFILIATIONS WITH THE UNDERWRITERS.

        IF AN UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                Not applicable.

ITEM 15.        FOREIGN TRUSTEE.

        IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                Not applicable.

ITEM 16.        LIST OF EXHIBITS.

        LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
ELIGIBILITY.

        1.  A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN
EFFECT.

                A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

        2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

                A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

        3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2) ABOVE.

                A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

        4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

                A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

        5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4, IF THE OBLIGOR IS IN DEFAULT.

                Not applicable.

        6.  THE CONSENTS OF THE UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
SECTION 321(b) OF THE ACT.

                The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

        7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

        8. A COPY OF ANY ORDER PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                Not applicable.


        9. FOREIGN TRUSTEES ARE REQUIRED TO FURNISH A CONSENT TO SERVICE OF PROCESS.

                Not applicable.

                                      NOTE

        The answers to this statement insofar as such answers relate to persons who are affiliates of the obligors are based upon information furnished to the trustee by the obligors. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 16th day of November, 1995.

                                    STATE STREET BANK AND TRUST COMPANY


                                    By /s/ Ruth A. Smith
                                       --------------------------------
                                           Ruth A. Smith
                                           Assistant Vice President

                                    EXHIBIT 6


                               CONSENT OF TRUSTEE

        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by XTRA, INC., of its Debt Securities we consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                              STATE STREET BANK AND TRUST COMPANY


                              By /s/ Ruth A. Smith
                                 ---------------------------------
                                     Ruth A. Smith
                                     Assistant Vice President


Dated:  November 16, 1995

                                    EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company of Boston, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).

                                                                               THOUSANDS OF
                                                                                 DOLLARS
                                                                                 -------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin..................................     942,661
         Interest-bearing balances...........................................................   4,843,628
Securities...................................................................................   8,410,339
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
  subsidiary.................................................................................   2,240,374
Loans and lease financing receivables:
         Loans and leases, net of unearned income...................    3,257,795
         Allowance for loan and lease losses........................       38,184
         Loans and leases, net of unearned income and
           allowance.........................................................................   3,199,611
Assets held in trading accounts..............................................................     825,549
Premises and fixed assets....................................................................     375,086
Other real estate owned......................................................................       4,359
Investments in unconsolidated subsidiaries...................................................      25,051
Customers' liability to this bank on acceptances outstanding.................................      55,358
Intangible Assets............................................................................      34,862
Other Assets.................................................................................     653,750
Total Assets.................................................................................  21,610,628
                                                                                               ==========
LIABILITIES
Deposits:
         In domestic offices.................................................................   5,946,262
                  Noninterest-bearing...............................    4,175,167
                  Interest-bearing..................................    1,771,095
         In foreign offices and Edge subsidiary..............................................   8,147,182
                  Noninterest-bearing...............................       44,817
                  Interest-bearing..................................    8,102,365
Federal funds purchased and securities sold under
  agreements to repurchase in domestic offices of the
  bank and of its Edge subsidiary............................................................   4,912,704
Demand notes issued to the U.S. Treasury and Trading Liabilities.............................     423,324
Other borrowed money.........................................................................     386,049
Bank's liability on acceptances executed and outstanding.....................................      55,621
Other liabilities............................................................................     530,536
                                                                                               ----------

Total liabilities:...........................................................................  20,401,678
                                                                                               ==========
EQUITY CAPITAL
Common Stock.................................................................................      28,043
Surplus  ....................................................................................     177,736
Undivided profits............................................................................   1,003,171
                                                                                               ----------

Total equity capital.........................................................................   1,208,950
                                                                                               ----------

Total liabilities and equity capital.........................................................  21,610,628
                                                                                               ==========


I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                              Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                              David A. Spina
                                              Marshall N. Carter
                                              Charles F. Kaye


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